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                      SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549

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                                   FORM 8-K
                                    ITEM 5

   PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                               FEBRUARY 10, 1999


                              ROYAL OAK MINES INC.
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             (Exact name of registrant as specified in its charter)

ONTARIO, CANADA                                         98-0160821
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(State or other jurisdiction of             (I.R.S. Employer Identification No.)
incorporation or organization)

c/o Royal Oak Mines (USA) Inc.
5501 Lakeview Drive
Kirkland, Washington
U.S.A.                                      98033
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(Address of principal executive offices)    (Postal/Zip Code)

(425) 822-8992
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Registrant's telephone number,
including area code

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Item 5.  Other Events

On February 10, 1999, the Registrant issued the following press release:

[Royal Oak Mines Inc. Press Release Letterhead]


               FOR IMMEDIATE RELEASE FROM KIRKLAND, WASHINGTON

                               FEBRUARY 10, 1999

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            ROYAL OAK WILL CONTINUE TO OPERATE KEMESS SOUTH MINE


ROYAL OAK MINES INC. (TSE and AMEX: RYO) announced that further to a press release issued earlier today, the Company will continue to operate its Kemess South Mine. The Company met with representatives of the British Columbia government today and has undertaken to provide the government, by Friday of this week, with various documents including a plan and new schedule for completion of Stage II construction of the tailings dam.


For further information, contact:


J. Patrick Howe
Howe & Company Inc.
(416) 863-6632
E-mail: jphowe@howeco.com


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SIGNATURE

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                       ROYAL OAK MINES INC.

Date: February 16, 1999                By: /s/ M.K. Witte
                                           --------------------------------
                                           M.K.Witte
                                           President and CEO